Delaware Group® Equity Funds II

Nomura Value Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus, dated March 31, 2026

Effective immediately, Macquarie Investment Management Global Limited is appointed as sub-advisor to the Fund.

Effective December 31, 2026, the name of the Fund will change to Nomura Growth and Income Fund II, the Fund will change its investment objective, and the Fund will change its 80% investment policy.

Changes Effective Immediately

Effective immediately, the following information replaces the information in the section of the Fund’s Summary Prospectus entitled “What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies (the 80% policy). The Fund invests primarily in securities of large-capitalization companies that the Fund’s sub-advisor, Macquarie Investment Management Global Limited (MIMGL), believes have long-term capital appreciation potential. MIMGL currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

MIMGL may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

The Fund’s 80% policy is  nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Effective immediately, the following information replaces the information in the section of the Fund’s Summary Prospectus entitled “Who manages the Fund?”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust) (Manager)

Sub-advisor

Macquarie Investment Management Global Limited serves as sub-advisor for the Fund. MIMGL is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Title with MIMGL	Start date on the Fund
Benjamin Leung, CFA	Senior Managing Director, Head of Systematic Investments, Portfolio Manager	October 2026
Samir Vanza, CFA	Managing Director, Head of Quantitative Research, Portfolio Manager	October 2026

Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Changes Effective December 31, 2026

Effective December 31, 2026, the Fund will change its name from Nomura Value Fund to Nomura Growth and Income Fund II. Accordingly, all references to Nomura Value Fund in the Fund’s Summary Prospectus will be replaced with Nomura Growth and Income Fund II.

Effective December 31, 2026, the following information replaces the information in the section of the Fund’s Summary Prospectus entitled “What is the Fund’s investment objective?”:

Nomura Growth and Income Fund II seeks long-term growth of capital and current income.

Effective December 31, 2026, the following information replaces the information in the section of the Fund’s Summary Prospectus entitled “What are the Fund’s principal investment strategies?”:

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund primarily invests in common stocks of large-size companies. The Fund may also invest in mid- and small-size companies.

The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL) serves as the Fund’s sub-advisor and manages the Fund’s assets.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

Effective December 31, 2026, the following information replaces the information in the section of the Fund’s Summary Prospectus entitled “What are the principal risks of investing in the Fund?”:

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, the Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2026.